united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

EQUINOX IPM SYSTEMATIC MACRO FUND

CLASS I SHARES: EQIPX

ANNUAL REPORT

JUNE 30, 2016

1-888-643-3431

WWW.EQUINOXFUNDS.COM

DISTRIBUTED BY NORTHERN LIGHTS DISTRIBUTORS, LLC

Equinox IPM Systematic Macro Fund: Annual Letter to Shareholders for the Year Ended June 30, 2016

The Equinox IPM Systematic Macro Fund (EQIPX) was launched on July 6, 2015. The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio consisting of cash, cash equivalents, securities issued by the U.S. government with a one year or shorter term to maturity, and money market funds, and (ii) directly, or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across three major asset classes: currencies, fixed income and stock indices. The Subsidiary’s investment in futures contracts and futures-related instruments is directed by IPM Informed Portfolio Management AB (“IPM”) in accordance with its Systematic Macro Trading Program (the “IPM Program”). The Fund targets a reduced level of volatility relative to the IPM Program.

The IPM Program takes a systematic, global macro approach to investment. Systematic trading strategies generally employ computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered. The IPM Program seeks to utilize models of short-term and long-term factors, based on market fundamentals, that affect investment returns. These quantitative models attempt to rank the relative attractiveness of global financial instruments in currency (developed as well as emerging markets), equity index, and fixed-income markets. The outputs from the models are used to establish trading positions (long or short) in these markets, using primarily futures contracts and futures-related instruments. IPM’s investment process is guided by the work of its research team, which regularly reviews and develops trading systems and financial models using a wide array of analytical techniques.

The IPM Program seeks to invest in a diversified portfolio that combines a large number of uncorrelated investment ideas derived from four broad fundamental themes: value, risk premia, macroeconomic, and market dynamic. “Value” themes seek to identify and take

Definitions of Terms and Indices can be found on the back page positions on the basis of discrepancies identified between prevailing market prices of assets and their long-term intrinsic values. “Risk premia” themes seek to exploit the time-varying nature of investment opportunities and returns that may be attributable at least in part to the preferences and actions of market participants. “Macroeconomic” themes seek to identify shifts in global economic, political or financial factors and to establish positions that may profit from expected market responses and adjustments. “Market dynamic” themes recognize that each market has its own set of specific characteristics (such as investment flows, interest rate volatility, and other attributes) that may offer trading opportunities. The investment ideas generated based on these four themes are combined into four relative value portfolios (Developed Currencies, Emerging Currencies, Relative Equities, and Relative Bonds) that comprise approximately 85% of the overall risk, and one directional portfolio (Global Equities and Bonds) that accounts for the remaining 15% of risk.

Performance (%) since inception of the Equinox IPM Systematic Macro Fund

As of 6/30/2016	Cumulative Return	Annualized Standard Deviation
Class I	6.70	8.98
Managed Futures (BTOP50® Index)	2.77	7.91
Equities (S&P 500® Index)	4.02	14.50

The inception date of EQIPX is 7/6/2015, displayed benchmark inception is 7/1/2015. Performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment advisor, Equinox Institutional Asset Management, LP, has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until 11/30/2016 to ensure that the net annual fund operating expenses will not exceed 1.89% of the Fund’s average daily net assets, subject to possible recoupment from the Fund in future years subject to approval of the Fund’s Board of Trustees. For performance current to the most recent month end, please visit equinoxfunds.com.

Gross/Net expense ratio: Class I: 1.98% / 1.89%. The Gross Net Expense Ratio does not include costs associated with any over the-counter derivatives utilized by the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2016 in excess of 0.50% (annualized) of the notional exposure to the IPM Program provided by the relevant derivative instrument.

Please review the Fund’s prospectus for more information regarding fees and expenses.

Definitions of Terms and Indices can be found on the back page

This systematic global macro investment and portfolio construction approach seeks to generate returns that tend to have low correlations, not only to traditional asset classes such as bonds and equities and alternative strategies other than managed futures, but even to most other managed futures trading programs, including those that are predominantly trend-following.

Returns of the Fund’s Class I shares are shown in the table on page 2. For the fiscal year ended June 30, 2016, the Fund had strong positive performance; it significantly outperformed both the Barclay BTOP 50® Index (shown as a representative managed futures index) as well as the S&P 500® Total Return Index (shown as a representative U.S. large-cap equity index) on an absolute and risk-adjusted basis (an investment’s return by measuring how much risk is involved in producing that return, which is generally expressed as a number or rating).

Estimated Risk Exposures by Portfolio as of June 30, 2016 (1-day, 95% VaR)

Portfolio	VaR
Developed Currencies	1.05%
Emerging Currencies	0.15%
Relative Equities	0.50%
Relative Bonds	0.75%
Global Equities and Bonds	0.25%
Fund	0.70%

Value at risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time-frame

The Fund’s risk exposure is diversified across five portfolios. As of June 30, 2016, measured in terms of Value-at-Risk or VaR (1-day, 95%), Developed Currencies represented the largest risk exposure in the Fund, followed by Relative Bonds and Relative Equities. Exposure to Emerging Currencies and directional Global Equities and Bonds was relatively small. Portfolio risk exposures tend to vary over time, as they are functions of the signals generated by trading models, modulated by the program’s risk management systems.

Performance Attribution by Portfolio for the fiscal year ended June 30, 2016

Portfolio	Contribution
Developed Currencies	9.00%
Emerging Currencies	-0.01%
Relative Equities	-1.43%
Relative Bonds	-0.53%
Global Equities and Bonds	-0.33%
Fund	6.70%

Definitions of Terms and Indices can be found on the back page

In terms of performance attribution, as shown above, Developed Currencies were the biggest positive contributor to performance, while Relative Equities were the biggest detractor.

Fund Commentary

The Fund’s performance for the fiscal year can conveniently be broken down into quarters: a good first quarter more than offset by a negative second quarter left the Fund slightly down as of December 31, 2015. A very strong third quarter was followed by a flat fourth quarter. Overall, as discussed, the Fund was up 6.70% for the fiscal year, with most of that performance earned during the third fiscal quarter (Q1 of 2016).

Q3 of 2015 was highlighted by a strong month of August. Risk aversion spiked during the second half of the month as concerns over China’s growth prospects were exacerbated by the changes in currency management policy adopted by the PBOC (People’s Bank of China). Global equities reacted sharply, with the S&P 500® Index losing almost 9% over a two- week period. However, the value snap-backs triggered in developed currency markets benefited the Fund greatly, resulting in overall positive performance of more than +200 basis points.

Q4 of 2015 started on a rough note. October was a difficult month, primarily due to give-backs in developed currencies as risk assets rallied. This was attributable to continued European Central Bank easing and the Federal Open Market Committee’s positive comments about the US economy, combined with the view that fears about China may have been exaggerated. The environment was, however, construed as being hawkish for US Treasuries, leading to underperformance by the Relative Bond portfolio. Developed currencies continued to underperform during November, mainly the Euro and the Swiss Franc. Fortunately, the tide reversed in December, driven by the ECB’s lower-than-expected stimulus announcement and

Definitions of Terms and Indices can be found on the back page the Fed’s first rate hike since the global financial crisis. Still, the quarter was bad enough to more than offset the previous quarter’s gains.

Q1 of 2016 was a “tale of two halves.” During the first half of the quarter, concerns about the health of the global economy continued to deepen. Volatility, which had begun to creep into markets during Q4 of 2015, spiked; the VIX® Index jumped more than 50%, increasing from a level of 18.2% on December 31 to 27.6% on January 20. As is often the case during such turbulent episodes, the S&P 500® Index plummeted—dropping almost 10%—and global stock markets followed suit. Central bankers responded by hinting at further accommodative policy, and the Bank of Japan surprised markets with negative interest rates on new bank reserves, leading to a brief bounce-back in equities during the last few days of January. However, the decline continued thereafter, until a strong second-half reversal began around February 11. By March 31, the S&P 500® Index had recouped all its losses, and the VIX® Index had fallen all the way back to 14%, 50% off its high for the quarter and 25% below its level on December 31, 2015. The “crisis” of January-February 2016, albeit short-lived, served to illustrate yet again that many managed futures strategies have shown the ability to perform well during turbulent times. The Fund was up more than +700 basis points during the quarter, with performance coming from all five portfolios.

Strong performance continued into April. Relative Bonds were the largest contributor, with long US and Japan and short UK and Canada positions making profits. All the other portfolios except Relative Equities also made smaller positive contributions. Unfortunately, almost all these gains were given back on reversals during May, as markets repriced the uncertainty surrounding the Fed’s near-term policy decisions. June, highlighted by the Brexit vote and its accompanying turmoil, ended slightly negative, resulting in a flat quarter, but a very fruitful fiscal year.

Definitions of Terms and Indices can be found on the back page

Outlook

More than seven years into the current equity bull market run, many market professionals continue to worry that prevailing lofty equity valuations may not be sustainable for much longer. So far, they have been proven wrong—barring the couple of dips seen during the last six to nine months. Likewise, forecasters who have been predicting higher interest rates for at least three years have also been off the mark, as the secular upward trend in bonds has shown few signs of reversing. While all asset classes do inevitably go through cycles, it is increasingly clear that investors and pundits alike are inept at predicting the future accurately, and attempts to tactically time markets usually end up detracting from performance.

Although the Fund has been in operation only for a fairly short period, the IPM program has a track record that dates back several years. These types of programs have historically offered useful diversification benefits, along with what we believe are attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund could continue to offer these potential benefits in the future. The macro environment is still challenging and the outlook for markets remains fraught with uncertainty. Some of the risks we perceive on the horizon for the coming year include: the upcoming U.S. elections; Fed tightening in the U.S. and its divergence from the European Central Bank’s and Bank of Japan’s easing stances; volatility in energy and commodity prices; concerns about the slowing global economy; and continuing geopolitical tensions in various parts of the world, including the aftermath of “Brexit.” Given these risks, market volatility could quickly turn higher, as we saw during January and February. Notably, during that turbulence, when most asset classes and hedge fund strategies suffered from poor performance, managed futures in general and the Fund in particular held up remarkably well.

We continue to believe that, by accepting some drawdown risk—and managed futures drawdowns have historically rarely been very deep, although they have at times dragged out painfully, as was the case in 2011-2013—investors tend to be compensated with a positive risk premium over time, a core hypothesis of most managed futures strategies. The IPM program strives to implement efficient risk management techniques that aim to protect gains and

Definitions of Terms and Indices can be found on the back page mitigate losses during difficult periods; based on historical experience, we believe this may yield positive risk-adjusted performance over the long run and over multiple market cycles.

As always, we encourage investors to focus on holding portfolios that contain a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals. Well-balanced portfolios may display lower volatility, while also affording potential opportunities for long-term growth. We believe that the Fund could play an important role in such an investment portfolio.

DEFINITIONS OF TERMS AND INDICES

Annualized rate of return (AROR): The geometric average return for a period greater than or equal to one year, expressed on an annual basis or as a return per year.

Barclay BTOP50 Index® (BTOP50): The Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure.

Basis point (BPS): Refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Cumulative return: The return or yield on an investment or portfolio over a given period of time, expressed in non-annualized terms.

A drawdown is the peak-to-trough decline during a specific recorded period of an investment, fund, or commodity.

European Central Bank (ECB) is the central bank responsible for the monetary system of the European Union (EU) and the euro currency. The bank was formed in Germany in June 1998 and works with the other national banks of each of the EU members to formulate monetary policy that helps maintain price stability in the European Union.

The Federal Reserve (the Fed) is the central bank of the US and is a system that comprises a central governmental agency (the Board of Governors) in Washington, DC and 12 regional Federal Reserve Banks each responsible for a specific geographic area of the US having broad regulatory powers over the country’s money supply and credit structure.

The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

A forward contract is a customized contract between two parties to buy or sell an asset at a specified price on a future date. Unlike standard futures contracts, a forward contract can be customized to any commodity, amount, and delivery date.

Definitions of Terms and Indices can be found on the back page

Long Position refers to the buying of a security with the expectation that the asset will rise in value. There is risk of loss. You can lose money by utilizing a long position. There is no assurance that any investment strategy will be profitable, or that they will be able to avoid losses.

A Medium-term Trend Following or Momentum Trading Strategy seeks to capitalize on momentum or price trends across global asset classes by taking either long or short positions when a trend is determined to have been established. The strategy is applied using a medium-term time-frame of generally between one to six months.

The People’s Bank of China (PBOC) is the central bank of the People’s Republic of China and is located in Beijing.

S&P 500® Total Return Index: Widely regarded as the best single gauge of the US equities market, this world-renowned Index includes 500 leading companies in leading industries of the US economy.

Short Position is a position whereby an investor sells a security in which they do not own in anticipation of a price decline. The investor is then required to return an equal number of shares at some point in the future. There is risk of loss. You can lose money by utilizing a short position. There is no assurance that any investment strategy will be profitable, or that they will be able to avoid losses.

A swap is a derivative contract through which two parties exchange financial instruments.

A Systematic Trading Strategy (also known as Quantitative) employs computer driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered.

A Trend-Following Strategy seeks to capitalize on momentum or price trends across global asset classes by taking either long or short positions as a trend is underway. Price trends are created when investors are slow to act on new information or sell prematurely and hold on to losing investments to long. Price trends continue when investors continue to buy and investment that is going up in price or sell an investment that is going down in price.

Value at risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time-frame.

The VIX® Index is a forward-looking measure of equity market volatility. Since its introduction, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Definitions of Terms and Indices can be found on the back page

Equinox IPM Systematic Macro Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for the period ended June 30, 2016, as compared to its benchmark:

Start of Performance ** -
June 30, 2016
Equinox IPM Systematic Macro Fund
Class I	6.70%
S&P 500 Total Return Index ***	3.68%
HFRI Macro (Total) Index ^	2.32%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses. The contribution from the Administrator (see Note 4) did not impact the Fund’s performance figures. Per the fee table in the July 7, 2015 prospectus, the Fund’s total annual operating expense ratio is 1.89%. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Start of performance is July 7, 2015.

***	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

^	The HFRI Macro (Total) Index includes Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $200,000,000 Investment

Portfolio Composition	% of Net Assets
U.S. Treasury Notes	20.6%
U.S. Treasury Bills	29.9%
Other assets and liabilities - net +	49.5%
100.0%

+	Includes net unrealized appreciation on futures contracts.

Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2016

Principal Amount		Coupon Rate %	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 20.6%
$50,000,000	United States Treasury Note	0.6250	10/15/2016	$50,039,050
50,000,000	United States Treasury Note	0.8750	1/31/2017	50,124,550
20,000,000	United States Treasury Note	1.0000	9/30/2016	20,032,260
	(Total Cost - $120,133,284)			120,195,860

	SHORT-TERM INVESTMENTS - 29.9%
	U.S. TREASURY BILLS - 29.9%
50,000,000	United States Treasury Bill (a)	0.2600	7/21/2016	49,992,770
700,000	United States Treasury Bill (a)	0.3100	9/15/2016	699,549
75,000,000	United States Treasury Bill (a)	0.5300	4/27/2017	74,668,580
50,000,000	United States Treasury Bill (a)	0.6350	3/2/2017	49,784,561
	(Total Cost - $175,145,460)			175,145,460

	TOTAL INVESTMENTS - 50.5% (Cost - $295,278,744) (b)			$295,341,320
	OTHER ASSETS AND LIABILITIES - NET - 49.5%			289,304,835
	TOTAL NET ASSETS - 100.0%			$584,646,155

(a)	Represents discount rate at the time of purchase.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $295,278,744 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$816,070
Unrealized Depreciation:	(753,494)
Net Unrealized Appreciation:	$62,576

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Unrealized Appreciation
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS
37	AEX Index (Amsterdam) July 2016
	(Underlying Face Amount at Fair Value $3,573,941)	$60,860
473	Brazilian Real Future August 2016
	(Underlying Face Amount at Fair Value $14,594,415)	792,325
748	CAC 40 10 Euro Future July 2016
	(Underlying Face Amount at Fair Value $35,138,220)	509,829
174	Dax Index September 2016
	(Underlying Face Amount at Fair Value $46,663,324)	508,380
538	Euro FX Currency Future September 2016
	(Underlying Face Amount at Fair Value $74,714,750)	(1,778,523)
326	FTSE/MIS Index Future September 2016
	(Underlying Face Amount at Fair Value $29,281,181)	(410,743)
174	Hang Seng Index Future July 2016
	(Underlying Face Amount at Fair Value $23,493,176)	922,904
284	IBEX-35 Index July 2016
	(Underlying Face Amount at Fair Value $25,608,959)	86,955
230	Japan 10 Year Bond Future September 2016
	(Underlying Face Amount at Fair Value $342,930,000)	2,098,636
1,296	Japanese Yen Future September 2016
	(Underlying Face Amount at Fair Value $157,253,400)	5,595,840
365	Mexican Peso Future September 2016
	(Underlying Face Amount at Fair Value $9,886,025)	54,750
534	New Zealand Dollar Future September 2016
	(Underlying Face Amount at Fair Value $37,919,340)	827,235
41	NOK/USD Norwegian Krone September 2016
	(Underlying Face Amount at Fair Value $9,762,100)	(340,421)
95	OMXS30 Index July 2016
	(Underlying Face Amount at Fair Value $1,475,787)	36,921
31	Polish Zloty September 2016
	(Underlying Face Amount at Fair Value $3,921,500)	(141,360)
495	Russian Ruble Future September 2016
	(Underlying Face Amount at Fair Value $18,995,625)	288,924
19	SPI 200 September 2016
	(Underlying Face Amount at Fair Value $1,830,428)	30,708
739	Swiss Franc Future September 2016
	(Underlying Face Amount at Fair Value $94,813,700)	(1,382,841)
82	TRY USD Currency September 2016
	(Underlying Face Amount at Fair Value $13,981,000)	108,650
4,196	US 10 Year Note Future September 2016
	(Underlying Face Amount at Fair Value $558,000,864)	13,979,966
850	USD SGD Currency July 2016
	(Underlying Face Amount at Fair Value $21,228,750)	(115,023)
181	USD/CZK September 2016
	(Underlying Face Amount at Fair Value $18,063,800)	502,325
172	USD/HUF September 2016
	(Underlying Face Amount at Fair Value $17,217,200)	702,670
		22,938,967

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

		Unrealized Appreciation
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
3,433	10 YR AUD Government Bond September 2016
	(Underlying Face Amount at Fair Value $2,687,354,817)	$(3,159,281)
1,865	Australian Dollar Future September 2016
	(Underlying Face Amount at Fair Value $138,457,600)	55,950
587	British Pound Future September 2016
	(Underlying Face Amount at Fair Value $48,603,600)	4,104,172
887	Canadian 10 Year Bond September 2016
	(Underlying Face Amount at Fair Value $101,047,927)	(2,552,813)
685	Canadian Dollar Future September 2016
	(Underlying Face Amount at Fair Value $52,827,200)	830,060
114	Euro-Bund Future September 2016
	(Underlying Face Amount at Fair Value $21,137,880)	(380,788)
263	FTSE 100 Index September 2016
	(Underlying Face Amount at Fair Value $22,488,909)	(1,596,231)
105	INR/USD July 2016
	(Underlying Face Amount at Fair Value $3,097,920)	(26,486)
579	KRW USD Currency July 2016
	(Underlying Face Amount at Fair Value $12,593,250)	(92,640)
2,004	Long Gilt Future September 2016
	(Underlying Face Amount at Fair Value $342,828,288)	(16,007,200)
81	S&P 500 Future September 2016
	(Underlying Face Amount at Fair Value $42,326,550)	(652,367)
209	S&P/TSX 60 Index Future September 2016
	(Underlying Face Amount at Fair Value $26,244,423)	(238,991)
506	Swedish Krona Future September 2016
	(Underlying Face Amount at Fair Value $119,699,360)	5,491,080
21	Swiss Mkt Index September 2016
	(Underlying Face Amount at Fair Value $1,719,828)	(73,766)
96	TOPIX Index Future September 2016
	(Underlying Face Amount at Fair Value $11,656,320)	379,355
124	USD ZAR Currency September 2016
	(Underlying Face Amount at Fair Value $12,685,200)	196,121
		(13,723,825)
	NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS	$9,215,142

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2016

ASSETS
Investment securities:
At cost	$295,278,744
At fair value	$295,341,320
Cash	183,794,536
Deposits for future contracts *	91,219,373
Net unrealized appreciation on futures contracts	9,215,142
Receivable for swap contract	3,561,474
Due from broker	1,752,000
Receivable for Fund shares sold	471,154
Due from related party	385,260
Interest receivable	298,710
Receivable for securities sold	67,492
Prepaid expenses and other assets	17,005
TOTAL ASSETS	586,123,466

LIABILITIES
Advisory fee payable	828,099
Payable for fund shares redeemed	493,579
Payable to related parties	74,449
Audit fees payable	34,636
Legal fees payable	11,110
Custody fees payable	10,668
Trustee fees payable	286
Accrued expenses and other liabilities	24,484
TOTAL LIABILITIES	1,477,311
NET ASSETS	$584,646,155

Net Assets Consist Of:
Paid in capital	$572,094,824
Accumulated net realized gain from investments, futures contracts and swap contract	3,273,613
Net unrealized appreciation of investments and futures contracts	9,277,718
NET ASSETS	$584,646,155

Net Asset Value Per Share:
Class I Shares:
Net Assets	$584,646,155
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	54,803,098
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.67

*	Pledged as collateral for futures contracts.

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1%.

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended June 30, 2016*

INVESTMENT INCOME
Interest	$607,874

EXPENSES
Investment advisory fees	4,525,321
Transfer agent fees	304,630
Legal fees	168,656
Interest Expense	122,388
Administrative services fees	110,038
Accounting services fees	44,107
Audit fees	34,636
Custodian fees	30,297
Registration fees	27,583
Trustees fees and expenses	19,020
Printing and postage expenses	14,698
Compliance officer fees	10,162
Insurance expense	411
Non 12b-1 Shareholder Services Fees	98
Other expenses	23,633
TOTAL EXPENSES	5,435,678

Less: Fees waived by the Advisor	(683,881)

NET EXPENSES	4,751,797
NET INVESTMENT LOSS	(4,143,923)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain/(loss) on:
Futures contracts	4,592,666
Swap contract	3,561,474
Foreign currency translations	(325,288)
Commissions on futures contracts	(420,892)
7,407,960
Net change in unrealized appreciation on:
Investments	62,576
Futures contracts	9,215,142
9,277,718

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,685,678

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,541,755

*	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended
June 30, 2016 (a)
FROM OPERATIONS
Net investment loss	$(4,143,923)
Net realized gain on investment transactions, futures contracts and swap contract	7,407,960
Net change in unrealized appreciation on investments and futures contracts	9,277,718
Net increase in net assets resulting from operations	12,541,755

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	631,602,441
Payments for shares redeemed	(59,883,301)
Capital contribution from the Administrator (see Note 4)	385,260
Net increase in net assets from shares of beneficial interest	572,104,400

TOTAL INCREASE IN NET ASSETS	584,646,155

NET ASSETS
Beginning of Period	—
End of Period*	$584,646,155
*Includes accumulated net investment loss of:	$—

SHARE ACTIVITY
Class I:
Shares Sold	60,439,276
Shares Redeemed	(5,636,178)
Net increase in shares of beneficial interest outstanding	54,803,098

(a)	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I
	For the Period Ended
	June 30, 2016 (1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (2)	(0.17)
Net realized and unrealized gain on investments, futures contracts, and swap contract	0.84
Total from investment operations	0.67

Net asset value, end of period	$10.67

Total return (3)(4)	6.70	% (7)

Net assets, at end of period (000’s)	$584,646

Ratio of gross expenses to average net assets (including interest expense) (5)(6)	2.08%
Ratio of gross expenses to average net assets (excluding interest expense) (5)(6)	2.03%
Ratio of net expenses to average net assets (including interest expense) (6)	1.82%
Ratio of net expenses to average net assets (excluding interest expense) (6)	1.77%
Ratio of net investment loss to average net assets (6)	(1.58)%
Portfolio Turnover Rate (4)	0%

(1)	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. The contribution from the Administrator (see Note 4) did not impact the Fund’s total return.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	For the period ended June 30, 2016, 0.10% of the Fund’s total return consisted of a voluntary reimbursement by a related party. Excluding this item, total return would have been 6.60%.

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	ORGANIZATION

The Equinox IPM Systematic Macro Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 5, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on July 6, 2015. The Fund currently offers Class I (Institutional) Shares which are offered at net asset value. The investment objective of the Fund is to achieve long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$120,195,860	$—	$120,195,860
U.S. Treasury Bills	—	175,145,460	—	175,145,460
Futures Contracts *	9,215,142	—	—	9,215,142
Total	$9,215,142	$295,341,320	$—	$304,556,462

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Net unrealized appreciation of futures contracts is shown.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of Equinox IPM Systematic Macro Fund Limited, a Delaware Limited Liability Company, (“EPS-CDC”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled domestic corporation (“CDC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The CDC utilizes a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global markets across three major asset classes: currencies, fixed income and stock indices to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

A summary of the Fund’s investments in the EPS-CDC is as follows:

		CDC Net Assets at June	% Of Total Net Assets
	Inception Date of CDC	30, 2016	at June 30, 2016
IPM-CDC	7/8/2015	$ 53,798,049	9.20%

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrealized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s June 30, 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Colorado where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular fund in the Trust are borne by that fund. Other expenses are allocated to each fund based on its net assets in relation to the total net assets of all the applicable funds in the Trust or another reasonable basis.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2016, the Fund had a net change in unrealized appreciation of $9,215,142 from futures contracts. For the period ended June 30, 2016, the Fund had net realized gains of $4,592,666 from futures contracts.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the period ended June 30, 2016, the net realized gain on the swap contract was $3,561,474. As of June 30, 2016, the Fund terminated the swap contract and the receivable for the swap contract of $3,561,474 was collected after June 30, 2016.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

Assets

						Gross Amounts Not Offset in the
						Consolidated Statement of Assets &
						Liabilities
			Gross Amounts
			Offset in the		Net Amounts of Liabilities
	Gross Amounts		Consoldiated		Presented in the
	of Recognized		Statement of Assets &		Consolidated Statement of	Financial	Cash Collateral
Description	Assets		Liabilities		Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$38,164,616	(1)	$(28,949,474	) (1)	$9,215,142	$—	$91,219,373	$100,434,515
Total	$38,164,616		$(28,949,474)		$9,215,142	$—	$91,219,373	$100,434,515

(1)	See Consolidated Portfolio of Investments for breakout of gross unrealized appreciation and depreciation by future contract.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments in the Consolidated Statement of Assets and Liabilities as of June 30, 2016:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Unrealized appreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2016:

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2016
Futures Contracts	$(436,186)	$(6,021,480)	$15,672,808	$9,215,142
Total	$(436,186)	$(6,021,480)	$15,672,808	$9,215,142

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended June 30, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency Contracts	Net realized gain (loss) on:
Futures contracts
Swap contracts
Net change in unrealized appreciation/(depreciation) on:
Futures contracts

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended June 30, 2016:

Net Change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

				Mixed: Currency,
				Equity and	Total as of
	Equity	Interest Rate	Currency	Interest Rate	June 30, 2016
Futures Contracts	$(436,186)	$(6,021,480)	$15,672,808	$—	$9,215,142
Total	$(436,186)	$(6,021,480)	$15,672,808	$—	$9,215,142

Realized gain/(loss) on derivatives recognized in the Consoldiated Statement of Operations

				Mixed: Currency,
				Equity and	Total for the period ended
	Equity	Interest Rate	Currency	Interest Rate	June 30, 2016
Futures Contracts	$(10,358,620)	$(4,354,176)	$19,305,462	$—	$4,592,666
Swap Contracts	—	—	—	3,561,474	3,561,474
Total	$(10,358,620)	$(4,354,176)	$19,305,462	$3,561,474	$8,154,140

The notional value (underlying face amount at fair value) of the derivative instruments outstanding as of June 30, 2016 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended June 30, 2016, there were no purchases or sales of portfolio securities, other than short-term investments and U.S. Government securities.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”).

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. The Advisor has engaged IPM Informed Portfolio Management AB (“IPM”) to direct the investment in futures contracts and futures-related instruments of IPM-CDC in accordance with its Systematic Macro Trading Program (the “IPM Program”). As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.74% of the Fund’s average daily net assets. For the period ended June 30, 2016, the Fund incurred advisory fees of $4,525,321.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.89% per annum of the Fund’s average daily net assets for Class I shares.

For the period ended June 30, 2016, the Advisor voluntarily waived expenses in the amount of $683,881, none of which is subject to recapture by the Advisor.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.89% of average daily net assets attributable to Class I shares, the Advisor shall be entitled to recoupment by the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed 1.89% of average daily net assets for Class I. If Fund operating expenses attributable to Class I shares subsequently exceed 1.89% per annum of the average daily net assets, the recoupment by the Advisor shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

pay for certain distribution activities and shareholder services. During the period ended June 30, 2016, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

As a result of NAV errors that occurred during the period, the Fund experienced a loss of $385,260, all of which was reimbursed by the Administrator.

5.	TAX COMPONENTS OF CAPITAL

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,108,403	$29,238,149	$—	$—	$—	$(18,795,221)	$12,551,331

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gains from investments is primarily attributable to, the mark-to-market on open futures contracts.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, tax adjustments for swap contracts and non-deductible expenses, resulted in reclassification for the year ended June 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(9,576)	$4,143,923	$(4,134,347)

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2016

6.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds would be required to comply with the liquidity risk management program requirements on December 1, 2018, while fund complexes with less than a $1 billion in net assets would be required to do so on June 1, 2019. The final amendments become effective 24 months after publication in the Federal Register. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox IPM Systematic Macro Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments of Equinox IPM Systematic Macro Fund (the Fund), a series of the Equinox Funds Trust, as of June 30, 2016, and the related consolidated statement of operations, changes in net assets, and the financial highlights for the period July 6, 2015 (commencement of operations) through June 30, 2016 (collectively, the financial statements). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox IPM Systematic Macro Fund as of June 30, 2016, and the results of its operations, changes in its net assets, and its financial highlights for the period July 6, 2015 (commencement of operations) through June 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

October 26, 2016

Equinox IPM Systematic Macro Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2016

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Fund’s	Beginning	Account	Paid	Account	Paid
Equinox IPM Systematic	Annualized	Account Value	Value	During	Value	During
Macro Fund	Expense Ratio	1-1-16	6-30-16	Period*	6-30-16	Period*
Class I	1.82%	$1,000.00	$1,078.90	$9.41	$1,015.81	$9.12

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2016

Independent Trustees

Name, Address and Date of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. DeMuth Date of Birth: 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	8	None
Kevin R. Green Date of Birth: 7/1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) (since 1997).	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin Date of Birth: 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September (since 1998).	8	None

Interested Trustee

Name, Address and Date of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Robert J. Enck Date of Birth: 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2016

Executive Officers

Name, Address and Date of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
Vance J. Sanders Date of Birth: 3/1967	Treasurer and Principal Financial Officer Since December 2010	Controller and Chief Technology Officer, Equinox Institutional Asset Management, LP (since 2013), Controller and Chief Technology Officer, Equinox Fund Management, LLC (since 2008); Chief Financial Officer, Equinox Fund Management, LLC (since 2013).	N/A	N/A
Philip Liu Date of Birth: 3/1973	Secretary Since December 2010	General Counsel, Equinox Institutional Asset Management, LLC (since 2009).	N/A	N/A
Laura Szalyga Date of Birth: 3/1978	Assistant Treasurer since August 2014	Vice President (since 2015) and Assistant Vice President of Fund Administration, Gemini Fund Services, LLC (2011 to 2015); Assistant Vice President of Fund Administration, BNY Mellon (2004-2011).	N/A	N/A
James P. Ash Date of Birth: 9/1976	Assistant Secretary Since December 2010	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Senior Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Emile R. Molineaux Date of Birth: 9/1962	Chief Compliance Officer and Anti- Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

*** Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert. (a)(1)ii The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $ 45,000

(b)	Audit-Related Fees

2016 – None

(c)	Tax Fees

2016 - $ 8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the Principal accountant's engagement were attributed to work performed by persons other than the Principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2016 - None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal executive officer and Principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal executive officer and Principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 10/27/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 10/27/2016

By (Signature and Title)

/s/ Vance J. Sanders

Vance J. Sanders, Principal Financial Officer

Date 10/27/2016